UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 22, 2004

                          IR BIOSCIENCES HOLDINGS, INC.
                          -----------------------------
                 (Exact name of registrant specified in charter)


     Delaware                         033-05384                  13-3301899
  --------------                  -----------------            --------------
    (State of                      (Commission File            (IRS Employer
  Incorporation)                        Number)              Identification No.)


                         4021 N. 75th Street, Suite 201
                              Scottsdale, AZ 85251
                              --------------------
               (Address of principal executive offices) (Zip Code)

                                 (480) 922-3926
                                 --------------
              (Registrant's telephone number, including area code)


                         ------------------------------
          (Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under  the  Exchange Act (17 CFR
    240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(c) Effective December 22, 2004, the Board of Directors of IR BioSciences Holdings, Inc. (the "Registrant") appointed John N. Fermanis to serve as the Registrant's Chief Financial Officer. The Registrant does not currently have an employment agreement with Mr. Fermanis.

     Mr. Fermanis is a co-founder of AMPS Wireless Data, Inc., a privately held Arizona corporation founded in 1998, where he served as Chief Financial Officer from 2001 to 2004. Upon relocating to Arizona in 1996, he held the position of Treasury Manager for a national restaurant chain headquartered in Scottsdale. Mr. Fermanis has over 18 years of financial management experience with both the American Express Corporation and Citigroup in New York City. Mr. Fermanis holds a Bachelor of Arts degree from the S.U.N.Y. at Stony Brook and attended Pace University's Graduate School of Management in New York City.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   IR BioSciences Holdings, Inc.

Date: December 28, 2004                                By:  /s/ Michael Wilhelm
                                                       ------------------------
                                                       Michael Wilhelm
                                                       President
                                                       (Duly Authorized Officer)